POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Barbara Adams	Director
Barbara Adams	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Thomas Bailey Thomas Bailey	Director

103808

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14th day of February 2025.

Name/Signature	**Capacity**
Nathanial S. Bonnell	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14th day of February 2025.

Name/Signature	**Capacity**
Glenn R. Brooks	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14th day of February 2025.

Name/Signature	**Capacity**
Romulo L. Diaz, Jr., Esq.	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	Capacity
James V. Dionise James V. Dionise	Director

103808

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Angel L. Helm	Director

103808

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of FEBRUARY 2025.

Name/Signature	**Capacity**
Thomas A. Hendry	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14th day of February 2025.

Name/Signature	**Capacity**
Louise M. Herrle	Vice Chairman of the Board of Directors

103808

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Blanche L Jackson Blanche Jackson	Director Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Sheryl Jordan	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
/s/ Joseph Major Joseph Major	Director Director

103808

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Brendan J. McGill	Chairman of the Board of Directors

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of FEBRUARY 2025.

Name/Signature	**Capacity**
Thomas H. Murphy	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Dr. Howard B. Slaughter, Jr.	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Peggy Delinois Hamilton, General Counsel and Corporate Secretary as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2024 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 14 day of February 2025.

Name/Signature	**Capacity**
Jeane M Vidoni Jeane Vidoni	Director